EX-99.906CERT

Giant 5 Funds
Exhibit 12(b) to Form N-CSR


    CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Michael G. Willis, Chief Executive Officer of the Giant 5 Funds, certify that, to my knowledge:

1. The Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



/s/Michael G. Willis
Michael G. Willis
President
(Principal Executive Officer)
November 30, 2007




A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.


I, Paul D. Myers, Treasurer and Principal Financial Officer of the Giant 5 Funds, certify that, to my knowledge:

1. The Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


/s/Paul D. Myers
-----------------------------------
Paul D. Myers
Treasurer
(Principal Financial Officer)
November 30, 2007

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.